CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of The Travelers Series Trust - Convertible Securities Portfolio (the "Registrant"), each certify to the best of his knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                        Chief Financial Officer
The Travelers Series Trust -                   The Travelers Series Trust -
Convertible Securities Portfolio               Convertible Securities Portfolio



/s/ R. Jay Gerken                              /s/ Richard L. Peteka
-----------------------------                  ---------------------------
R. Jay Gerken                                  Richard L. Peteka
Date: March 10, 2004                            Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of The Travelers Series Trust - Mid Cap Growth Portfolio (the "Registrant"), each certify to the best of his knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                     Chief Financial Officer
The Travelers Series Trust -                The Travelers Series Trust -
Mid Cap Growth Portfolio                    Mid Cap Growth Portfolio



/s/ R. Jay Gerken                           /s/ Richard L. Peteka
-----------------------------               ---------------------------
R. Jay Gerken                               Richard L. Peteka
Date: March 10, 2004                         Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT



                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Richard L. Peteka, Chief Financial Officer of The Travelers Series Trust - Merrill Lynch Large Cap Core Portfolio (the "Registrant"), each certify to the best of his knowledge that:

 1. The Registrant's periodic report on Form N-CSR for the period ended December 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

 2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Financial Officer
The Travelers Series Trust -                    The Travelers Series Trust -
Merrill Lynch Large Cap Core                    Merrill Lynch Large Cap Core
Portfolio                                       Portfolio



/s/ R. Jay Gerken                               /s/ Richard L. Peteka
-----------------------------                   ---------------------------
R. Jay Gerken                                   Richard L. Peteka
Date: March 10, 2004                             Date: March 10, 2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.